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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED APRIL 30, 2012
                                       TO
                 PROSPECTUS DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement revises information in the prospectus dated May 1, 2011 (as supplemented) for the Series VA - 4 (offered between May 1, 2011 and October 7,
2011) variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. Upon request, financial statements for MetLife Investors USA Insurance Company will be sent to you without charge.

1. PURCHASE

In "PURCHASE" section of the prospectus, add the following to the end of the "Termination for Low Account Value" paragraph:

     We will not terminate the contract if it includes a Lifetime Withdrawal Guarantee rider. In addition, we will not terminate any contract that includes a Guaranteed Withdrawal Benefit or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/income base of the living benefit rider, or the guaranteed amount under any death benefit, is greater than the account value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.

In the "PURCHASE" section, replace the "Investment Allocation Restrictions for GMIB Max and EDB Max" with the following:

     INVESTMENT ALLOCATION RESTRICTIONS FOR GMIB MAX AND EDB MAX

     If you elect the GMIB Max rider and/or EDB Max rider, you may allocate your purchase payments and account value among the following investment portfolios:

          (a) AllianceBernstein Global Dynamic Allocation Portfolio

          (b) AQR Global Risk Balanced Portfolio

          (c) BlackRock Global Tactical Strategies Portfolio

          (d) Invesco Balanced-Risk Allocation Portfolio

          (e) JPMorgan Global Active Allocation Portfolio

          (f) MetLife Balanced Plus Portfolio


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          (g) Schroders Global Multi-Asset Portfolio

     In addition, you may allocate purchase payments and account value to the Pyramis(R) Government Income Portfolio. No other investment portfolios are available with the GMIB Max rider and/or EDB Max rider.

     The investment portfolios listed above (other than the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max and EDB Max riders. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max and EDB Max riders are not selected may offer the potential for higher returns. Before you select the GMIB Max rider and/or EDB Max rider, you and your financial representative should carefully consider whether the investment options available with the GMIB Max and EDB Max riders meet your investment objectives and risk tolerance.

     You may also allocate purchase payments to the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination portfolios are one or more of the investment portfolios listed above. If you elect the GMIB Max and/or EDB Max riders, you may not participate in the Dollar Cost Averaging (DCA) program.

     RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER RIDER TERMINATES. If the GMIB Max rider terminates (see "Living Benefits - Guaranteed Income Benefits - Terminating the GMIB Max or GMIB Plus III Rider"), or the EDB Max rider terminates (see "Death Benefits - Enhanced Death Benefits - Terminating the EDB Max and EDB II Riders"), or if you elected both the GMIB Max and the EDB Max riders and they both terminate, the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer account value to any of the available investment portfolios, but not to the fixed account. However, if you elected both the GMIB Max and the EDB Max riders, and only the GMIB Max rider has terminated, the investment allocation restrictions described above under "Investment Allocation Restrictions for GMIB Max and EDB Max" will continue to apply.

     POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose not to permit owners of existing contracts with the GMIB Max rider to make subsequent purchase payments if: (a) the GMIB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max rider offered to new customers (for example, if we change the GMIB Max rider charge; see your contract schedule for a list of the other changes). Similarly, in the future, we may choose not to permit owners of existing contracts with the EDB Max rider to make subsequent purchase payments if: (a) the EDB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of the EDB Max rider offered to new customers (see your contract schedule for a list of the changes). We will notify owners of contracts with the GMIB Max and/or EDB Max riders in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase


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     payments, contract owners will still be permitted to transfer account value among the investment portfolios listed above under "Investment Allocation Restrictions for GMIB Max and EDB Max."

     CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If we received your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011 and on or before October 7, 2011, and you elected the GMIB Max and/or EDB Max riders, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on February 24, 2012.

     CALIFORNIA FREE LOOK REQUIREMENTS FOR PURCHASERS AGE 60 AND OVER. If you elect the GMIB Max rider and/or EDB Max rider and you are a California purchaser aged 60 or older, you may allocate your purchase payments to the BlackRock Money Market Portfolio during the free look period. (See "Free Look.") After the free look period expires, your account value will automatically be transferred to one or more of the investment portfolios listed above, according to the allocation instructions you have given us. If you allocate your purchase payments to the BlackRock Money Market Portfolio and the contract is cancelled during the free look period, we will give you back your purchase payments. If you do not allocate your purchase payments to the BlackRock Money Market Portfolio and the contract is cancelled during the free look period, you will only be entitled to a refund of the contract's account value, which may be less than the purchase payments made to the contract.

In the "PURCHASE" section, under "Investment Allocation Restrictions for GMIB Plus III, Lifetime Withdrawal Guarantee II, and EDB II," replace the bullet item under option (A) with the following:

     . 100% of your purchase payments or account value among the AllianceBernstein Global Dynamic Allocation Portfolio, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Balanced Plus Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, Schroders Global Multi-Asset Portfolio, SSgA Growth and Income ETF Portfolio, BlackRock Money Market Portfolio, and/or the fixed account (you may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed investment portfolios; you may not allocate purchase payments to the Dollar Cost Averaging program).


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In the "PURCHASE" section, under "Investment Allocation Restrictions for GMIB
Plus III, Lifetime Withdrawal Guarantee II, and EDB II," replace the lists of investment options in each Platform with the following:

     Platform 1
     ----------
     Fixed Account
     American Funds(R) Bond Portfolio
     Barclays Capital Aggregate Bond Index Portfolio
     BlackRock Money Market Portfolio
     Met/Franklin Low Duration Total Return Portfolio
     PIMCO Inflation Protected Bond Portfolio
     PIMCO Total Return Portfolio
     Pyramis(R) Government Income Portfolio
     Western Asset Management U.S. Government Portfolio

     Platform 2
     ----------
     AllianceBernstein Global Dynamic Allocation Portfolio
     American Funds(R) Balanced Allocation Portfolio
     American Funds(R) Growth Allocation Portfolio
     American Funds(R) Growth Portfolio
     American Funds(R) International Portfolio
     American Funds(R) Moderate Allocation Portfolio
     AQR Global Risk Balanced Portfolio
     BlackRock Global Tactical Strategies Portfolio
     BlackRock High Yield Portfolio
     Davis Venture Value Portfolio
     Harris Oakmark International Portfolio
     Invesco Balanced-Risk Allocation Portfolio
     Janus Forty Portfolio
     Jennison Growth Portfolio
     JPMorgan Global Active Allocation Portfolio
     Legg Mason ClearBridge Aggressive Growth Portfolio
     Loomis Sayles Global Markets Portfolio
     Lord Abbett Bond Debenture Portfolio
     Met/Franklin Mutual Shares Portfolio
     Met/Franklin Templeton Founding Strategy Portfolio
     MetLife Aggressive Strategy Portfolio
     MetLife Balanced Plus Portfolio
     MetLife Balanced Strategy Portfolio
     MetLife Defensive Strategy Portfolio
     MetLife Growth Strategy Portfolio
     MetLife Moderate Strategy Portfolio
     MetLife Stock Index Portfolio
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Pioneer Fund Portfolio
     Pioneer Strategic Income Portfolio


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     Rainier Large Cap Equity Portfolio
     Schroders Global Multi-Asset Portfolio
     SSgA Growth and Income ETF Portfolio
     SSgA Growth ETF Portfolio
     T. Rowe Price Large Cap Value Portfolio
     Van Kampen Comstock Portfolio

     Platform 3
     ----------
     Goldman Sachs Mid Cap Value Portfolio
     Lazard Mid Cap Portfolio
     Lord Abbett Mid Cap Value Portfolio
     Met/Artisan Mid Cap Value Portfolio
     MetLife Mid Cap Stock Index Portfolio
     T. Rowe Price Mid Cap Growth Portfolio
     Turner Mid Cap Growth Portfolio

     Platform 4
     ----------
     Clarion Global Real Estate Portfolio
     Invesco Small Cap Growth Portfolio
     Met/Dimensional International Small Company Portfolio
     Met/Eaton Vance Floating Rate Portfolio
     Met/Templeton International Bond Portfolio
     MFS(R) Emerging Markets Equity Portfolio
     RCM Technology Portfolio
     Russell 2000(R) Index Portfolio
     Third Avenue Small Cap Value Portfolio
     Van Eck Global Natural Resources Portfolio

2. INVESTMENT OPTIONS

In the "INVESTMENT OPTIONS" section, replace the sections titled "Met Investors Series Trust (Class B or, as noted, Class C)" through "Met Investors Series Trust - GMIB Max and EDB Max Portfolios (Class B)" with the following:

     MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C OR CLASS E)

     Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B or, as noted, Class C or Class E portfolios are available under the contract:

          AllianceBernstein Global Dynamic Allocation Portfolio
          American Funds(R) Bond Portfolio (Class C)
          American Funds(R) Growth Portfolio (Class C)
          American Funds(R) International Portfolio (Class C)


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          AQR Global Risk Balanced Portfolio
          BlackRock Global Tactical Strategies Portfolio BlackRock High Yield Portfolio
          Clarion Global Real Estate Portfolio
          Goldman Sachs Mid Cap Value Portfolio
          Harris Oakmark International Portfolio
          Invesco Balanced-Risk Allocation Portfolio
          Invesco Small Cap Growth Portfolio
          Janus Forty Portfolio
          JPMorgan Global Active Allocation Portfolio
          Lazard Mid Cap Portfolio
          Legg Mason ClearBridge Aggressive Growth Portfolio Loomis Sayles Global Markets Portfolio
          Lord Abbett Bond Debenture Portfolio
          Lord Abbett Mid Cap Value Portfolio
          Met/Eaton Vance Floating Rate Portfolio
          Met/Franklin Low Duration Total Return Portfolio Met/Franklin Mutual Shares Portfolio
          Met/Templeton International Bond Portfolio*
          MetLife Balanced Plus Portfolio
          MFS(R) Emerging Markets Equity Portfolio
          MFS(R) Research International Portfolio
          PIMCO Inflation Protected Bond Portfolio
          PIMCO Total Return Portfolio
          Pioneer Fund Portfolio
          Pioneer Strategic Income Portfolio (Class E)
          Pyramis(R) Government Income Portfolio
          Rainier Large Cap Equity Portfolio
          RCM Technology Portfolio
          Schroders Global Multi-Asset Portfolio
          T. Rowe Price Large Cap Value Portfolio
          T. Rowe Price Mid Cap Growth Portfolio
          Third Avenue Small Cap Value Portfolio
          Turner Mid Cap Growth Portfolio
          Van Kampen Comstock Portfolio

          * This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation Restrictions for Certain Riders.")

     METROPOLITAN SERIES FUND

     Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:


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          Barclays Capital Aggregate Bond Index Portfolio (Class G)
          BlackRock Money Market Portfolio (Class B)
          Davis Venture Value Portfolio (Class E)
          Jennison Growth Portfolio (Class B)
          Met/Artisan Mid Cap Value Portfolio (Class B)
          Met/Dimensional International Small Company Portfolio (Class B) MetLife Mid Cap Stock Index Portfolio (Class G)
          MetLife Stock Index Portfolio (Class B)
          MSCI EAFE(R) Index Portfolio (Class G)
               (formerly Morgan Stanley EAFE(R) Index Portfolio)
          Russell 2000(R) Index Portfolio (Class G)
          Van Eck Global Natural Resources Portfolio (Class B)*
          Western Asset Management U.S. Government Portfolio (Class B)

          * This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation Restrictions for Certain Riders.")

     MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

     In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:

          MetLife Defensive Strategy Portfolio
          MetLife Moderate Strategy Portfolio
          MetLife Balanced Strategy Portfolio
          MetLife Growth Strategy Portfolio
          MetLife Aggressive Strategy Portfolio

     MET INVESTORS SERIES TRUST - AMERICAN FUNDS(R) ASSET ALLOCATION PORTFOLIOS (CLASS C)

     In addition to the portfolios listed above under Met Investors Series Trust, the following Class C portfolios are also available under the contract:

          American Funds(R) Moderate Allocation Portfolio
          American Funds(R) Balanced Allocation Portfolio
          American Funds(R) Growth Allocation Portfolio

     MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)

     In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolio is also available under the contract:

          Met/Franklin Templeton Founding Strategy Portfolio


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     MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)

     In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are also available under the contract:

          SSgA Growth and Income ETF Portfolio
          SSgA Growth ETF Portfolio

In the "Transfers - General" section, add the following to the end of the fourth bullet item:

     You should be aware that, if transfer restrictions are imposed, it may take a while (even if you make no additional purchase payments or transfers into the fixed account) to make a complete transfer of your account value from the fixed account. When deciding whether to invest in the fixed account it is important to consider whether the transfer restrictions fit your risk tolerance and time horizon.

In the "Transfers - Market Timing" section, replace the list of Monitored Portfolios in the second paragraph with the following:

     (i.e., the American Funds(R) International, BlackRock High Yield, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Met/Eaton Vance Floating Rate, Met/Dimensional International Small Company, Met/Templeton International Bond, MFS(R) Emerging Markets Equity, MFS(R) Research International, MSCI EAFE(R) Index, Pioneer Strategic Income, Russell 2000(R) Index, Third Avenue Small Cap Value, and Van Eck Global Natural Resources Portfolios)

In the "Transfers - Market Timing" section, replace the last three paragraphs with the following:

     The investment portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the investment portfolio.

     In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the


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     aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

In the "Dollar Cost Averaging Programs" section, replace the second paragraph with the following:

     If you make an additional purchase payment while a Dollar Cost Averaging
     (DCA) or Enhanced Dollar Cost Averaging (EDCA) program is in effect, we will not allocate the additional payment to the DCA or EDCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the additional purchase payment directly to the same destination investment portfolios you selected under the DCA or EDCA program. Any purchase payments received after the DCA or EDCA program has ended will be allocated as described in "Purchase -- Allocation of Purchase Payments."

     We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.


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In the "Dollar Cost Averaging Programs - 1. Standard Dollar Cost Averaging
(DCA)" section, replace the second paragraph with the following:

     If you allocate an additional purchase payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Plus III, GMIB Max, Lifetime Withdrawal Guarantee II, Enhanced Death Benefit II, or EDB Max rider.

In the "Dollar Cost Averaging Programs - 2. Enhanced Dollar Cost Averaging Program (EDCA)" section, delete the first sentence of the second paragraph and replace the last paragraph with the following:

     If you decide you no longer want to participate in the EDCA program, or if we receive notification of your death, your participation in the EDCA program will be terminated and all money remaining in your EDCA account will be transferred to the investment portfolio(s) in accordance with the percentages you have chosen for the EDCA program, unless you specify otherwise.

3. EXPENSES

In the "Expenses" section, under the "Withdrawal Charge" heading, replace the last sentence of the first paragraph with the following:

     To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:

In the "Expenses" section, under the "Withdrawal Charge" heading, change item 2 to the following:

     2. The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); then

4. ACCESS TO YOUR MONEY

In the "ACCESS TO YOUR MONEY" section, add the following to the end of the second paragraph (which discusses substantially equal periodic payments):

     If you own an annuity contract with a Guaranteed Minimum Income Benefit
     (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider if your contract lapses and there remains any income base may be considered an impermissible modification of the payment stream under certain circumstances.


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5. LIVING BENEFITS

In the "LIVING BENEFITS" section, under the "Description of GMIB Max and GMIB Plus III" heading, replace item (b) under "Income Base" with the following:

     (b) Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to
          (i) less (ii), where:

          (i) is purchase payments accumulated at the annual increase rate (as defined below) from the date the purchase payment is made; and

          (ii) is withdrawal adjustments (as defined below) accumulated at the annual increase rate.

Under the "Description of GMIB Max and GMIB Plus III" heading, disregard the "Investment Allocation Restrictions" section in the prospectus. Instead, refer to the "Purchase" section of this prospectus supplement (above).

Under the "Description of GMIB Max and GMIB Plus III" heading, replace the last paragraph under the "Guaranteed Principal Option" subheading with the following:

     The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB MAX OR GMIB PLUS III RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity contract, however, will continue. If you only elected the GMIB Max or GMIB Plus III, the investment allocation restrictions described above (in the "Purchase" section of this prospectus supplement) will no longer apply (except as described above in the "Purchase" section of this prospectus supplement under "Restrictions on Investment Allocations After Rider Terminates.") If you elected the GMIB Max and EDB Max, or the GMIB Plus III and the Enhanced Death Benefit II, the investment allocation restrictions applicable to the EDB Max or Enhanced Death Benefit II rider will continue to apply as long as the EDB Max or Enhanced Death Benefit II rider has not terminated.

Under the "Description of GMIB Max and GMIB Plus III" heading, replace the "Terminating the GMIB Max or GMIB Plus III Rider" section with the following:

     TERMINATING THE GMIB MAX OR GMIB PLUS III RIDER. Except as otherwise provided in the GMIB Max or GMIB Plus III rider, each rider will terminate upon the earliest of:

          a) The 30th day following the contract anniversary prior to your 91st birthday;

          b) The date you make a complete withdrawal of your account value (if there is an income base remaining you will receive payments based on the remaining income base) (a pro rata portion of the rider charge will be assessed);

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          c)   The date you elect to receive annuity payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);

          d) Death of the owner or joint owner (unless the spouse (age 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;

          e) A change for any reason of the owner or joint owner or the annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

          f)   The effective date of the Guaranteed Principal Option; or

          g) The date you assign your contract (a pro rata portion of the rider charge will be assessed).

     Under our current administrative procedures, we will waive the termination of the GMIB Max or GMIB Plus III rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of account value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

     When the GMIB Max or GMIB Plus III rider terminates, the corresponding GMIB Max or GMIB Plus III rider charge terminates and the GMIB Max or GMIB Plus III investment allocation restrictions, described above, will no longer apply (except as described above under "Purchase - Investment Allocation Restrictions for GMIB Max and EDB Max - Restrictions on Investment Allocations After Rider Terminates").

In the "LIVING BENEFITS" section, under the "Description of the Enhanced Guaranteed Withdrawal Benefit" heading, replace item (5) under "Termination of the Enhanced GWB Rider" with the following:

     (5) a change of the owner or joint owner (or the annuitant, if the owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of owner or joint owner or annuitant, if a non-natural person owns the contract);

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7. DEATH BENEFIT

In the "DEATH BENEFIT" section, under the "Optional Death Benefits - EDB Max and Enhanced Death Benefit II" heading, disregard the "Investment Allocation Restrictions" section in the prospectus. Instead, refer to the "Purchase" section of this prospectus supplement (above).

Under the "Optional Death Benefits - EDB Max and Enhanced Death Benefit II" heading, replace the "Terminating the EDB Max and EDB II Riders" section with the following:

     TERMINATING THE EDB MAX AND EDB II RIDERS. Each rider will terminate upon the earliest of:

          a) The date you make a total withdrawal of your account value (a pro rata portion of the rider charge will be assessed);

          b) The date there are insufficient funds to deduct the rider charge from your account value;

          c) The date you elect to receive annuity payments under the contract (a pro rata portion of the rider charge will be assessed);

          d) A change of the owner or joint owner (or annuitant if the owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

          e) The date you assign your contract (a pro rata portion of the rider charge will be assessed);

          f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

          g)   Termination of the contract to which this rider is attached.

     Under our current administrative procedures, we will waive the termination of the EDB Max or EDB II if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of account value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

8. OTHER INFORMATION

In the "OTHER INFORMATION" section, add the following after the last paragraph under the "Distributor" heading:

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the contract: the American Funds(R) Bond Portfolio, the American Funds(R) Growth Portfolio, the American Funds(R) International Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.

In the "OTHER INFORMATION" section, replace the third paragraph under the "Requests and Elections" heading with the following:

     Some of the requests for service that may be made by telephone or Internet include transfers of account value (see "Investment Options - Transfers - Transfers By Telephone or Other Means") and changes to the allocation of future purchase payments (see "Purchase - Allocation of Purchase Payments"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.

9. INVESTMENT PORTFOLIO EXPENSES TABLE

Replace the Investment Portfolio Expenses Table in the prospectus with the Investment Portfolio Expenses Table attached to this prospectus supplement.

10. APPENDIX A

Replace Appendix A with the Appendix A attached to this prospectus supplement.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                 Telephone: 800-343-8496
Irvine, CA 92614

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an Investment Portfolio)

The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.

                                                                                   ACQUIRED   TOTAL   CONTRACTUAL NET TOTAL
                                                                   12B-1/            FUND     ANNUAL    EXPENSE     ANNUAL
                                                       MANAGEMENT SERVICE   OTHER  FEES AND PORTFOLIO   SUBSIDY   PORTFOLIO
                                                          FEES      FEES  EXPENSES EXPENSES  EXPENSES OR DEFERRAL  EXPENSES
---------------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
 AllianceBernstein Global Dynamic Allocation Portfolio    0.64%    0.25%    0.12%    0.02%    1.03%      0.00%      1.03%
 American Funds(R) Bond Portfolio                         0.00%    0.55%    0.04%    0.36%    0.95%        --       0.95%
 American Funds(R) Growth Portfolio                       0.00%    0.55%    0.02%    0.34%    0.91%        --       0.91%
 American Funds(R) International Portfolio                0.00%    0.55%    0.06%    0.56%    1.17%        --       1.17%
 AQR Global Risk Balanced Portfolio                       0.63%    0.25%    0.30%    0.08%    1.26%      0.00%      1.26%
 BlackRock Global Tactical Strategies Portfolio           0.68%    0.25%    0.03%    0.16%    1.12%      0.00%      1.12%
 BlackRock High Yield Portfolio                           0.60%    0.25%    0.05%    0.00%    0.90%        --       0.90%
 Clarion Global Real Estate Portfolio                     0.61%    0.25%    0.06%    0.00%    0.92%        --       0.92%
 Goldman Sachs Mid Cap Value Portfolio                    0.72%    0.25%    0.04%    0.00%    1.01%        --       1.01%
 Harris Oakmark International Portfolio                   0.77%    0.25%    0.08%    0.00%    1.10%      0.02%      1.08%
 Invesco Balanced-Risk Allocation Portfolio               0.66%    0.25%    0.15%    0.10%    1.16%      0.00%      1.16%
 Invesco Small Cap Growth Portfolio                       0.85%    0.25%    0.03%    0.00%    1.13%      0.02%      1.11%
 Janus Forty Portfolio                                    0.63%    0.25%    0.03%    0.00%    0.91%      0.01%      0.90%
 JPMorgan Global Active Allocation Portfolio              0.78%    0.25%    0.11%    0.00%    1.14%      0.00%      1.14%
 Lazard Mid Cap Portfolio                                 0.69%    0.25%    0.06%    0.00%    1.00%        --       1.00%
 Legg Mason ClearBridge Aggressive Growth Portfolio       0.62%    0.25%    0.03%    0.00%    0.90%        --       0.90%
 Loomis Sayles Global Markets Portfolio                   0.70%    0.25%    0.10%    0.00%    1.05%        --       1.05%
 Lord Abbett Bond Debenture Portfolio                     0.50%    0.25%    0.04%    0.00%    0.79%        --       0.79%
 Lord Abbett Mid Cap Value Portfolio                      0.67%    0.25%    0.06%    0.00%    0.98%      0.02%      0.96%
 Met/Eaton Vance Floating Rate Portfolio                  0.60%    0.25%    0.08%    0.00%    0.93%        --       0.93%
 Met/Franklin Low Duration Total Return Portfolio         0.50%    0.25%    0.09%    0.00%    0.84%      0.03%      0.81%
 Met/Franklin Mutual Shares Portfolio                     0.80%    0.25%    0.07%    0.00%    1.12%      0.00%      1.12%
 Met/Templeton International Bond Portfolio               0.60%    0.25%    0.14%    0.00%    0.99%        --       0.99%
 MetLife Balanced Plus Portfolio                          0.27%    0.25%    0.02%    0.46%    1.00%      0.00%      1.00%
 MFS(R) Emerging Markets Equity Portfolio                 0.92%    0.25%    0.17%    0.00%    1.34%        --       1.34%
 MFS(R) Research International Portfolio                  0.68%    0.25%    0.09%    0.00%    1.02%      0.06%      0.96%
 PIMCO Inflation Protected Bond Portfolio                 0.47%    0.25%    0.04%    0.00%    0.76%        --       0.76%
 PIMCO Total Return Portfolio                             0.48%    0.25%    0.03%    0.00%    0.76%        --       0.76%
 Pioneer Fund Portfolio                                   0.64%    0.25%    0.05%    0.00%    0.94%      0.01%      0.93%
 Pioneer Strategic Income Portfolio                       0.58%    0.15%    0.06%    0.00%    0.79%        --       0.79%
 Pyramis(R) Government Income Portfolio                   0.46%    0.25%    0.13%    0.00%    0.84%      0.00%      0.84%
 Rainier Large Cap Equity Portfolio                       0.66%    0.25%    0.03%    0.00%    0.94%      0.01%      0.93%
 RCM Technology Portfolio                                 0.88%    0.25%    0.07%    0.00%    1.20%        --       1.20%
---------------------------------------------------------------------------------------------------------------------------

                                                                                   ACQUIRED   TOTAL   CONTRACTUAL NET TOTAL
                                                                   12B-1/            FUND     ANNUAL    EXPENSE     ANNUAL
                                                       MANAGEMENT SERVICE   OTHER  FEES AND PORTFOLIO   SUBSIDY   PORTFOLIO
                                                          FEES      FEES  EXPENSES EXPENSES  EXPENSES OR DEFERRAL  EXPENSES
---------------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST (CONTINUED)
 Schroders Global Multi-Asset Portfolio                   0.66%    0.25%    0.12%    0.00%    1.03%      0.00%      1.03%
 T. Rowe Price Large Cap Value Portfolio                  0.57%    0.25%    0.02%    0.00%    0.84%        --       0.84%
 T. Rowe Price Mid Cap Growth Portfolio                   0.75%    0.25%    0.03%    0.00%    1.03%        --       1.03%
 Third Avenue Small Cap Value Portfolio                   0.74%    0.25%    0.03%    0.00%    1.02%      0.01%      1.01%
 Turner Mid Cap Growth Portfolio                          0.79%    0.25%    0.05%    0.00%    1.09%      0.00%      1.09%
 Van Kampen Comstock Portfolio                            0.58%    0.25%    0.03%    0.00%    0.86%      0.01%      0.85%
METROPOLITAN SERIES FUND
 Barclays Capital Aggregate Bond Index Portfolio          0.25%    0.30%    0.03%    0.00%    0.58%      0.01%      0.57%
 BlackRock Money Market Portfolio                         0.33%    0.25%    0.02%    0.00%    0.60%      0.01%      0.59%
 Davis Venture Value Portfolio                            0.70%    0.15%    0.03%    0.00%    0.88%      0.05%      0.83%
 Jennison Growth Portfolio                                0.62%    0.25%    0.02%    0.00%    0.89%      0.07%      0.82%
 Met/Artisan Mid Cap Value Portfolio                      0.81%    0.25%    0.03%    0.00%    1.09%        --       1.09%
 Met/Dimensional International Small Company Portfolio    0.81%    0.25%    0.21%    0.00%    1.27%      0.01%      1.26%
 MetLife Mid Cap Stock Index Portfolio                    0.25%    0.30%    0.05%    0.02%    0.62%      0.00%      0.62%
 MetLife Stock Index Portfolio                            0.25%    0.25%    0.02%    0.00%    0.52%      0.01%      0.51%
 MSCI EAFE(R) Index Portfolio                             0.30%    0.30%    0.11%    0.01%    0.72%      0.00%      0.72%
 Russell 2000(R) Index Portfolio                          0.25%    0.30%    0.06%    0.08%    0.69%      0.00%      0.69%
 Van Eck Global Natural Resources Portfolio               0.78%    0.25%    0.04%    0.02%    1.09%        --       1.09%
 Western Asset Management U.S. Government Portfolio       0.47%    0.25%    0.02%    0.00%    0.74%      0.01%      0.73%
MET INVESTORS SERIES TRUST -- METLIFE ASSET
 ALLOCATION PROGRAM
 MetLife Defensive Strategy Portfolio                     0.06%    0.25%    0.01%    0.58%    0.90%        --       0.90%
 MetLife Moderate Strategy Portfolio                      0.06%    0.25%    0.00%    0.62%    0.93%        --       0.93%
 MetLife Balanced Strategy Portfolio                      0.05%    0.25%    0.01%    0.67%    0.98%        --       0.98%
 MetLife Growth Strategy Portfolio                        0.06%    0.25%    0.00%    0.76%    1.07%        --       1.07%
 MetLife Aggressive Strategy Portfolio                    0.09%    0.25%    0.01%    0.75%    1.10%      0.00%      1.10%
MET INVESTORS SERIES TRUST -- AMERICAN
 FUNDS(R) ASSET ALLOCATION PORTFOLIOS
 American Funds(R) Moderate Allocation Portfolio          0.06%    0.55%    0.01%    0.36%    0.98%        --       0.98%
 American Funds(R) Balanced Allocation Portfolio          0.06%    0.55%    0.01%    0.37%    0.99%        --       0.99%
 American Funds(R) Growth Allocation Portfolio            0.07%    0.55%    0.01%    0.39%    1.02%        --       1.02%
MET INVESTORS SERIES TRUST -- FRANKLIN TEMPLETON ASSET
 ALLOCATION PORTFOLIO
 Met/Franklin Templeton Founding Strategy Portfolio       0.05%    0.25%    0.01%    0.83%    1.14%      0.01%      1.13%
MET INVESTORS SERIES TRUST -- SSGA ETF PORTFOLIOS
 SSgA Growth and Income ETF Portfolio                     0.31%    0.25%    0.01%    0.21%    0.78%        --       0.78%
 SSgA Growth ETF Portfolio                                0.32%    0.25%    0.03%    0.24%    0.84%        --       0.84%
---------------------------------------------------------------------------------------------------------------------------

The Net Total Annual Portfolio Expenses shown in the table reflect contractual arrangements currently in effect, under which the investment advisers of certain Investment Portfolios have agreed to waive fees and/or pay expenses of the Investment Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Expense Subsidy or Deferral column indicates that there is a contractual arrangement in effect for that Investment Portfolio, but the expenses of the Investment Portfolio are below the level that would trigger the subsidy or deferral. The Net Total Annual Portfolio Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements, contractual arrangements that terminate before April 30, 2013, or expense reductions that certain Investment Portfolios achieved as a result of directed brokerage arrangements. The Investment Portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended December 31, 2011.

Certain portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the portfolio invests in other underlying portfolios, the portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Investment Portfolio prospectus for more information.

APPENDIX A

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

MET INVESTORS SERIES TRUST (CLASS B OR, AS NOTED, CLASS C OR CLASS E)

Met Investors Series Trust is a mutual fund with multiple portfolios. Unless otherwise noted, the following portfolios are managed by MetLife Advisers, LLC, which is an affiliate of MetLife Investors USA. The following Class B or, as noted, Class C or Class E portfolios are available under the contract:

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

SUBADVISER: AllianceBernstein L.P.

INVESTMENT OBJECTIVE: The AllianceBernstein Global Dynamic Allocation Portfolio seeks capital appreciation and current income.

AMERICAN FUNDS(R) BOND PORTFOLIO (CLASS C)

ADVISERS: MetLife Advisers, LLC and Capital Research and Management Company

INVESTMENT OBJECTIVE: The American Funds(R) Bond Portfolio seeks to maximize current income and preserve capital.

AMERICAN FUNDS(R) GROWTH PORTFOLIO (CLASS C)

ADVISERS: MetLife Advisers, LLC and Capital Research and Management Company

INVESTMENT OBJECTIVE: The American Funds(R) Growth Portfolio seeks to achieve growth of capital.

AMERICAN FUNDS(R) INTERNATIONAL PORTFOLIO (CLASS C)

ADVISERS: MetLife Advisers, LLC and Capital Research and Management Company

INVESTMENT OBJECTIVE: The American Funds(R) International Portfolio seeks to achieve growth of capital.

AQR GLOBAL RISK BALANCED PORTFOLIO

SUBADVISER: AQR Capital Management, LLC

INVESTMENT OBJECTIVE: The AQR Global Risk Balanced Portfolio seeks total return.

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

SUBADVISER: BlackRock Financial Management, Inc.

INVESTMENT OBJECTIVE: The BlackRock Global Tactical Strategies Portfolio seeks capital appreciation and current income.

BLACKROCK HIGH YIELD PORTFOLIO

SUBADVISER: BlackRock Financial Management, Inc.

INVESTMENT OBJECTIVE: The BlackRock High Yield Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

CLARION GLOBAL REAL ESTATE PORTFOLIO

SUBADVISER: CBRE Clarion Securities LLC (formerly ING Clarion Real Estate Securities LLC)

INVESTMENT OBJECTIVE: The Clarion Global Real Estate Portfolio seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

SUBADVISER: Goldman Sachs Asset Management, L.P.

INVESTMENT OBJECTIVE: The Goldman Sachs Mid Cap Value Portfolio seeks long-term capital appreciation.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

SUBADVISER: Harris Associates L.P.

INVESTMENT OBJECTIVE: The Harris Oakmark International Portfolio seeks long-term capital appreciation.

INVESCO BALANCED-RISK ALLOCATION PORTFOLIO

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: The Invesco Balanced-Risk Allocation Portfolio seeks total return.

INVESCO SMALL CAP GROWTH PORTFOLIO

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: The Invesco Small Cap Growth Portfolio seeks long-term growth of capital.

JANUS FORTY PORTFOLIO

SUBADVISER: Janus Capital Management LLC

INVESTMENT OBJECTIVE: The Janus Forty Portfolio seeks capital appreciation.

JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO

SUBADVISER: J.P. Morgan Investment Management Inc.

INVESTMENT OBJECTIVE: The JPMorgan Global Active Allocation Portfolio seeks capital appreciation and current income.

LAZARD MID CAP PORTFOLIO

SUBADVISER: Lazard Asset Management LLC

INVESTMENT OBJECTIVE: The Lazard Mid-Cap Portfolio seeks long-term growth of capital.

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH

PORTFOLIO

SUBADVISER: ClearBridge Advisors, LLC

INVESTMENT OBJECTIVE: The Legg Mason ClearBridge Aggressive Growth Portfolio seeks capital appreciation.

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

SUBADVISER: Loomis, Sayles & Company, L.P.

INVESTMENT OBJECTIVE: The Loomis Sayles Global Markets Portfolio seeks high total investment return through a combination of capital appreciation and income.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Bond Debenture Portfolio seeks high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT MID CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: The Lord Abbett Mid Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MET/EATON VANCE FLOATING RATE PORTFOLIO

SUBADVISER: Eaton Vance Management

INVESTMENT OBJECTIVE: The Met/Eaton Vance Floating Rate Portfolio seeks a high level of current income.

MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

SUBADVISER: Franklin Advisers, Inc.

INVESTMENT OBJECTIVE: The Met/Franklin Low Duration Total Return Portfolio seeks a high level of current income, while seeking preservation of shareholders' capital.

MET/FRANKLIN MUTUAL SHARES PORTFOLIO

SUBADVISER: Franklin Mutual Advisers, LLC

INVESTMENT OBJECTIVE: The Met/Franklin Mutual Shares Portfolio seeks capital appreciation, which may occasionally be short-term. The Portfolio's secondary investment objective is income.

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO*

SUBADVISER: Franklin Advisers, Inc.

INVESTMENT OBJECTIVE: The Met/Templeton International Bond Portfolio seeks current income with capital appreciation and growth of income.

METLIFE BALANCED PLUS PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The MetLife Balanced Plus Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS(R) Emerging Markets Equity Portfolio seeks capital appreciation.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: The MFS(R) Research International Portfolio seeks capital appreciation.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The PIMCO Inflation Protected Bond Portfolio seeks maximum real return, consistent with preservation of capital and prudent investment management.

PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The PIMCO Total Return Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIONEER FUND PORTFOLIO

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Fund Portfolio seeks reasonable income and capital growth.

PIONEER STRATEGIC INCOME PORTFOLIO (CLASS E)

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: The Pioneer Strategic Income Portfolio seeks a high level of current income.

PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO

SUBADVISER: Pyramis Global Advisors, LLC

INVESTMENT OBJECTIVE: The Pyramis(R) Government Income Portfolio seeks a high level of current income, consistent with preservation of principal.

RAINIER LARGE CAP EQUITY PORTFOLIO

SUBADVISER: Rainier Investment Management, Inc.

INVESTMENT OBJECTIVE: The Rainier Large Cap Equity Portfolio seeks to maximize long-term capital appreciation.

RCM TECHNOLOGY PORTFOLIO

SUBADVISER: RCM Capital Management LLC

INVESTMENT OBJECTIVE: The RCM Technology Portfolio seeks capital appreciation; no consideration is given to income.

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

SUBADVISER: Schroder Investment Management North America Inc.

INVESTMENT OBJECTIVE: The Schroders Global Multi-Asset Portfolio seeks capital appreciation and current income.

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: The T. Rowe Price Large Cap Value Portfolio seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

T. ROWE PRICE MID CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term growth of capital.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

SUBADVISER: Third Avenue Management LLC

INVESTMENT OBJECTIVE: The Third Avenue Small Cap Value Portfolio seeks long-term capital appreciation.

TURNER MID CAP GROWTH PORTFOLIO

SUBADVISER: Turner Investments, L.P. (formerly Turner Investment Partners, Inc.)

INVESTMENT OBJECTIVE: The Turner Mid-Cap Growth Portfolio seeks capital appreciation.

VAN KAMPEN COMSTOCK PORTFOLIO

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: The Van Kampen Comstock Portfolio seeks capital growth and income.

*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation Restrictions for Certain Riders.")

METROPOLITAN SERIES FUND

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors USA, is the investment adviser to the portfolios. The following portfolios are available under the contract:

BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO (CLASS G)

SUBADVISER: MetLife Investment Advisors Company, LLC

INVESTMENT OBJECTIVE: The Barclays Capital Aggregate Bond Index Portfolio seeks to track the performance of the Barclays U.S. Aggregate Bond Index.

BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

DAVIS VENTURE VALUE PORTFOLIO (CLASS E)

SUBADVISER: Davis Selected Advisers, L.P. Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary.

INVESTMENT OBJECTIVE: The Davis Venture Value Portfolio seeks growth of capital.

JENNISON GROWTH PORTFOLIO (CLASS B)

SUBADVISER: Jennison Associates LLC

INVESTMENT OBJECTIVE: The Jennison Growth Portfolio seeks long-term growth of capital.

MET/ARTISAN MID CAP VALUE PORTFOLIO (CLASS B)

SUBADVISER: Artisan Partners Limited Partnership

INVESTMENT OBJECTIVE: The Met/Artisan Mid Cap Value Portfolio seeks long-term capital growth.

MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (CLASS B)

SUBADVISER: Dimensional Fund Advisors LP

INVESTMENT OBJECTIVE: The Met/Dimensional International Small Company Portfolio seeks long-term capital appreciation.

METLIFE MID CAP STOCK INDEX PORTFOLIO (CLASS G)

SUBADVISER: MetLife Investment Advisors Company, LLC

INVESTMENT OBJECTIVE: The MetLife Mid Cap Stock Index Portfolio seeks to track the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

METLIFE STOCK INDEX PORTFOLIO (CLASS B)

SUBADVISER: MetLife Investment Advisors Company, LLC

INVESTMENT OBJECTIVE: The MetLife Stock Index Portfolio seeks to track the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

MSCI EAFE(R) INDEX PORTFOLIO (CLASS G) (formerly Morgan Stanley EAFE(R) Index Portfolio)

SUBADVISER: MetLife Investment Advisors Company, LLC

INVESTMENT OBJECTIVE: The MSCI EAFE(R) Index Portfolio seeks to track the performance of the MSCI EAFE(R) Index.


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RUSSELL 2000(R) INDEX PORTFOLIO (CLASS G)

SUBADVISER: MetLife Investment Advisors Company, LLC

INVESTMENT OBJECTIVE: The Russell 2000(R) Index Portfolio seeks to track the performance of the Russell 2000(R) Index.

VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO (CLASS B)*

SUBADVISER: Van Eck Associates Corporation

INVESTMENT OBJECTIVE: The Van Eck Global Natural Resources Portfolio seeks long-term capital appreciation with income as a secondary consideration.

WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (CLASS B)

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE: The Western Asset Management U.S. Government Portfolio seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.

*This portfolio is only available for investment if certain optional riders are elected. (See "Purchase -- Investment Allocation Restrictions for Certain Riders.")

MET INVESTORS SERIES TRUST -- METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the Met Investors Series Trust Portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are available under the contract:

METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital, a secondary objective.

METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.

METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital.

MET INVESTORS SERIES TRUST -- AMERICAN FUNDS(R) ASSET ALLOCATION PORTFOLIOS (CLASS C)

In addition to the Met Investors Series Trust portfolios listed above, the following Class C portfolios managed by MetLife Advisers, LLC are also available under the contract:

AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) Moderate Allocation Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) Balanced Allocation Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) Growth Allocation Portfolio seeks growth of capital.

MET INVESTORS SERIES TRUST -- FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolio managed by MetLife Advisers, LLC is also available under the contract:

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The Met/Franklin Templeton Founding Strategy Portfolio primarily seeks capital appreciation and secondarily seeks income.


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MET INVESTORS SERIES TRUST -- SSGA ETF PORTFOLIOS (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are also available under the contract:

SSGA GROWTH AND INCOME ETF PORTFOLIO

SUBADVISER: SSgA Funds Management, Inc.

INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.

SSGA GROWTH ETF PORTFOLIO

SUBADVISER: SSgA Funds Management, Inc.

INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.


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